Exhibit No. 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                  March 22, 2005


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                   Preliminary Structural and Collateral Term Sheet
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                $584,000,000 (approximate) of Senior Certificates
           Wells Fargo Mortgage Backed Securities 2005-3 Trust, Issuer
               Mortgage Pass-Through Certificates, Series 2005-3


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                           Features of the Transaction
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o     Offering consists of approximately $584,000,000 +/- 5% of senior certificates with a pass-through Interest Rate of 5.50%, all expected to be rated AAA by 2 of the 3: S&P, Moody's and/or Fitch.


o The expected amount of credit support for the senior certificates is 2.65% +/- 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral for the Certificates consists of single family, fixed-rate residential first mortgages of no more than 30 years to original maturity, originated or acquired by Wells Fargo Bank.

o     The amount of senior certificates is approximate and may vary by up to 5%.


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                  Preliminary Mortgage Pool Data (approximate)
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Total Outstanding Principal Balance:                        Approx. $600,000,000

Number of Mortgage Loans:                                          Approx. 1,189

Average Principal Balance of the Mortgage Loans:                Approx. $509,000

Weighted Average Annual Mortgage Interest Rate:                  5.635% +/- 5bps

Weighted Average Maturity (Months):                                    358 +/- 2

Weighted Average Seasoning (Months):                                     2 +/- 2

Weighted Average Original Loan-To-Value Ratio:                       Approx. 68%

Full Documentation:                                                  Approx. 46%

Cash-out Refinance:                                                  Approx. 31%

Average FICO:                                                        Approx. 738

Geographic Distribution:                                             Max CA: 48%
                                                 Single-Family Dwelling: Approx.

Type of Dwelling:                                                            89%

Interest Only Loans:                                                Less than 1%


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                                    Key Terms
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Issuer:                  WFMBS 2005-3

Underwriter:             Goldman, Sachs & Co.

Seller:                  Wells Fargo Asset Securities Corp.

Master Servicer:         Wells Fargo Bank, N.A.

Trustee:                 Wachovia Bank, National Association

Type of Issuance:        Public

Servicer Advancing:      Yes, subject to recoverability

Compensating Interest:   The Master Servicer is required to cover interest
                         shortfall, for each Distribution Date, at the lesser of
                         (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage
                         Loans for such Distribution Date and (Y) the Available
                         Master Servicing Compensation for such Distribution
                         Date. Compensating Interest is not paid on curtailments.

Legal Investment:        The senior certificates are expected to be SMMEA
                         eligible at settlement

Interest Accrual:        Prior calendar month

Clean Up Call:           10% of the Cut-off Date principal balance of the
                         Mortgage Loans

ERISA Eligible:          Underwriter's exemption may apply to senior
                         certificates, however prospective purchasers should consult their own counsel

Tax Treatment:           REMIC; senior certificates are regular interests

Structure:               Senior/Subordinate; shifting interest with a five year
                         prepayment lockout to subordinate certificates

Expected Subordination:  2.65% +/- 0.50%

Rating Agencies:         2 of 3: Fitch, Moody's and S & P

Minimum Denomination:    Senior certificates - $25,000

Delivery:                Senior certificates - DTC


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                                   Time Table
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Expected Settlement:                                              April 28, 2005

Cut-off Date:                                                      April 1, 2005

First Distribution Date:                                            May 25, 2005

Distribution Date:                                     25th or next business day


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.